   As filed with the Securities and Exchange Commission on February 14, 1997

                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -----------------------------
                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         -----------------------------
                              CHECKFREE CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                                         31-1013521
 (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification No.)

                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
              (Address of Registrant's principal executive offices)
                         -----------------------------
                              CHECKFREE CORPORATION
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)
                         -----------------------------
                                 Peter J. Kight
                Chairman, President, and Chief Executive Officer
                              Checkfree Corporation
                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
            (Name, address and telephone number of agent for service)
                         -----------------------------
                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                         -----------------------------

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------
                                      Proposed Maximum    Proposed Maximum        Amount of
Title of Securities    Amount to be    Offering Price     Aggregate Offering     Registration
 to be Registered       Registered       Per Share*            Price*               Fee*
-----------------------------------------------------------------------------------------------
Common Stock,
 $.01 par value        2,369,300        $14.625                 $34,651,013           $10,501
-----------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Checkfree Common Stock as reported on the Nasdaq National Market on February 11, 1997.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Checkfree Common Stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Checkfree Corporation 1995 Stock Option Plan, as amended (the "Plan"), specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents previously filed with the Commission by the Company pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act are hereby incorporated herein by reference:

         1. Transition Report on Form 10-K (filed September 27, 1996) and Form 10-K/A No. 1 (filed December 9, 1996) for the six months ended June 30, 1996;

         2. Quarterly Report on Form 10-Q (filed November 12, 1996) and Form 10-Q/A No. 1 (filed December 9, 1996) for the quarter ended September 30, 1996; Quarterly Report on Form 10-Q (filed February 13, 1997) for the quarter ended December 31, 1996;

         3.       Current Reports on Form 8-K, dated May 9, 1996 (filed May 20,
                  1996), September 15, 1996 (filed September 26, 1996), October 1, 1996 (filed October 9, 1996), November 22, 1996 (filed December 6, 1996), December 16, 1996 (filed December 18,
                  1996), January 27, 1997 (filed January 27, 1997), and January 31, 1997 (filed February 3, 1997); Current Report on Form 8-K/A No. 1, dated May 9, 1996 (filed July 22, 1996); and Current Report on Form 8-K/A No. 2, dated May 9, 1996 (filed October 11, 1996); and

         4. Proxy Statement for the Special Meeting of Stockholders held on January 27, 1997 (filed on December 23, 1996).

         The descriptions of Checkfree Common Stock and Preferred Stock Purchase Rights which are contained in Checkfree's Form 8-As, (Registration No. 0-26802) filed with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as updated in any amendment or report filed for the purpose of updating such descriptions, are hereby incorporated by reference.

         All documents filed by Checkfree, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         The contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on October 20, 1995, Registration No. 33-98446, are hereby incorporated by reference herein.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on February 13, 1997.

                                       CHECKFREE CORPORATION


                                       By:  /s/ Peter J. Kight
                                            ------------------------------------
                                            Peter J. Kight, Chairman, President,
                                            and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                                   TITLE                                      DATE
              ---------                                   -----                                      ----

     /s/ Peter J. Kight                    Chairman, President, and Chief             )       February 13, 1997
----------------------------               Executive Officer                          )
         Peter J. Kight                   (Principal Executive Officer)               )
                                                                                      )
                                                                                      )
        *Mark A. Johnson                   President - Business Services and          )       February 13, 1997
----------------------------               Director                                   )
         Mark A. Johnson
                                                                                      )
                                                                                      )
        *James S. Douglass                 Executive Vice President - Finance and     )       February 13, 1997
----------------------------               Chief Financial Officer                    )
         James S. Douglass                (Principal Financial Officer)               )

                                                                                      )
                                                                                      )
        *John M. Stanton                   Vice President and Treasurer               )       February 13, 1997
 ---------------------------              (Principal Accounting Officer)              )
         John M. Stanton
                                                                                      )
                                                                                      )
        *William P. Boardman               Director                                   )       February 13, 1997
----------------------------                                                          )
         William P. Boardman                                                          )
                                                                                      )
                                                                                      )       February 13, 1997
        *George R. Manser                  Director
----------------------------                                                          )
         George R. Manser                                                             )
                                                                                      )
                                                                                      )       February 13, 1997
        *Eugene F. Quinn                   Director
----------------------------                                                          )
         Eugene F. Quinn



                                                                                      )
                                                                                      )
       *Jeffrey M. Wilkins                 Director                                   )     February 13, 1997
---------------------------
        Jeffrey M. Wilkins                                                            )
                                                                                      )
                                                                                      )

*By: /s/ Curtis A. Loveland
     ------------------------------------
     Curtis A. Loveland, attorney-in-fact
     for each of the persons indicated

                          Registration No. 333-_______

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                          ----------------------------

                              CHECKFREE CORPORATION

                          ----------------------------

                                    EXHIBITS

                          ----------------------------

                                  EXHIBIT INDEX

                                                                                                          Pagination
                                                                                                              By
                                                                                                          Sequential
Exhibit                                           Exhibit                                                  Numbering
Number                                          Description                                                 System
------                                          -----------                                                 ------

4(a)                 Checkfree Corporation 1995 Stock Option Plan (Exhibit 10(a) to Form S-1 Registration
                     Statement (File No. 33-95738), and incorporated herein by reference).

4(b)                 Checkfree Corporation Amended and Restated 1995 Stock Option Plan (Exhibit 10(jjj)
                     to Form S-4 Registration Statement (File No. 333-15247), and incorporated herein by reference).

4(c)                 Restated Certificate of Incorporation of Checkfree
                     Corporation (Exhibit 2 to Form 8-A (File No. 0-26802), and incorporated herein by reference).

4(d)                 Amended and Restated By-Laws of Checkfree
                     Corporation (Exhibit 3 to Form 8-A (File No. 0-26802), and incorporated herein by reference).

5          *         Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a)                Consent of Porter, Wright, Morris & Arthur (included in
                     Exhibit 5 filed herewith).

23(b)      *         Consent of Deloitte & Touche LLP.

24         *         Powers of Attorney.



---------------------

* Filed with this Registration Statement